SEMIANNUAL REPORT
                                                                  MARCH 31, 2003

                                 REYNOLDS FUNDS
                              NO-LOAD MUTUAL FUNDS

REYNOLDS
BLUE CHIP GROWTH FUND
SEEKING LONG-TERM CAPITAL APPRECIATION,
WITH CURRENT INCOME A SECONDARY OBJECTIVE

REYNOLDS
OPPORTUNITY FUND
SEEKING LONG-TERM CAPITAL APPRECIATION

REYNOLDS
FUND
SEEKING LONG-TERM CAPITAL APPRECIATION

REYNOLDS
U.S. GOVERNMENT BOND FUND
SEEKING A HIGH LEVEL OF CURRENT INCOME

REYNOLDS
MONEY MARKET FUND
SEEKING A HIGH LEVEL OF CURRENT INCOME
CONSISTENT WITH A STABLE NET ASSET VALUE

                                 1-800-773-9665
                             WWW.REYNOLDSFUNDS.COM

                                 REYNOLDS FUNDS

                                                                    May 29, 2003

Dear Fellow Shareholders:

  Some of the concerns negatively affecting stock prices have recently lessened. This is currently beginning to be reflected in a trend to higher stock prices. In the six-month period ended March 31, 2003, the Reynolds Blue Chip Growth Fund increased 11.3%, the Reynolds Opportunity Fund increased 5.4% and the Reynolds Fund increased 4.7%. Since our Annual Report, in the seven-month period ended April 30, 2003, the Blue Chip Fund increased 22.8%, the Opportunity Fund increased 20.0% and the Reynolds Fund increased 27.2%.

  Concerns of national security, confidence in our accounting systems, some corporate wrong doings, weakness in capital spending and the impending war in the Middle East caused stock prices to generally fall during 2002 even though the prospects for many companies were improving. These factors caused many investors to seek safe investments in money market funds (currently at historically high levels in terms of total assets) even though the returns in money market funds are low compared to historical levels. Now some of this money is beginning to be reinvested in stocks to take advantage of the buying opportunities which have been created. We believe that there are currently many stocks that are undervalued and we are taking advantage of these long-term investment opportunities.

  The slowdown in the economy and other factors affected many segments of the stock market including many of the companies that were market leaders in the late 1990's. As a result, the Standard & Poor's 500 Index, as well as all other major market indexes, declined during the two and one half year period ended September 30, 2002. The stock market decline caused many market averages and portfolios to retrace the gains of 1999 and 2000 and brought us back to prices for many companies that equaled 1998 valuations. The Reynolds Blue Chip Growth, Reynolds Opportunity and Reynolds Fund, which emphasize investments in quality growth companies, also experienced negative returns during this same period.

  Since January 2001, the Federal Reserve has lowered interest rates twelve times in an attempt to stimulate the economy. The Federal Government has also pursued economic stimulus through individual tax refunds and tax rate reductions. These measures have had a positive influence on the U.S. economy as Gross Domestic Product (GDP) should increase 2.5% in 2003. The strengthening economy should improve the growth prospects for quality companies and the stock prices of our core holdings. At current prices we believe that investments in quality companies are very attractive.

                  LONG-TERM INVESTING IN HIGH QUALITY COMPANIES

  The long-term strategy of the Reynolds Blue Chip Growth Fund is to emphasize investment in high quality, industry-dominant companies. Occasionally, these companies go out of favor for a while. However, these companies continue to build value as their earnings grow and it is only a matter of time before their stocks begin appreciating again. These key stocks held in the Blue Chip Fund are the #1 companies in the world in their respective industries:

Amgen / Genentech - Biotechnology
American Express - Financial Services
American International Group - Insurance
AOL Time Warner - Entertainment/Media
Best Buy - Retail Specialty (Consumer Electronics)
Cisco Systems - Computer Networking
Citigroup / J.P. Morgan Chase / Wells Fargo - Banks
Coca-Cola (the best known brand name in the world) /
  PepsiCo - Beverages
Colgate-Palmolive / Gillette - Household Products
Dell Computer - Computer & Peripherals
  (Personal Computers)
Walt Disney - Entertainment/Media
eBay - Retail Specialty (Internet Businesses)
General Electric - Electrical Equipment
Hewlett-Packard - Computer & Peripherals (Printers)
Home Depot / Lowe's - Building (Material Retailers)
IBM - Computer & Peripherals (Large Computers)
Intel / Texas Instruments - Semiconductors
Johnson & Johnson / Abbott Laboratories -
  Medical Supplies
Merck / Pfizer - Drugs
Microsoft - Application Software
Nokia - Wireless Communication
Office Depot - Retail Specialty (Office Supplies)
Charles Schwab - Financial Services
United Parcel Service - Services (Worldwide Delivery)
Wal-Mart Stores / Costco Wholesale - Retail Stores

            OPPORTUNISTIC INVESTING IN MEDIUM TO SMALL SIZE COMPANIES

  Many medium to small size quality companies have declined appreciably in price over the last few years and we feel they have significant price appreciation potential. We have taken the opportunity to purchase many of these companies as investments in the Reynolds Stock Funds.

        LOW INTEREST RATES ARE A SIGNIFICANT POSITIVE FOR STOCK VALUATIONS

  Since January 2001, the Federal Reserve Board has lowered short-term interest rates twelve times in an attempt to stimulate the economy. Lower interest rates usually result in higher stock valuations for many reasons including:

   (1) Borrowing costs of corporations are lower resulting in higher business confidence and profits.
   (2) Borrowing costs of individuals are lower which increases consumer confidence and spending.
   (3) Cash is not as attractive as an alternative investment to stocks.
   (4) A company's stock is usually valued by placing a present value on that company's future stream of earnings and dividends. The present value should be higher when interest and inflation rates are low.

                        THE REYNOLDS BLUE CHIP GROWTH FUND

  The Reynolds Blue Chip Growth Fund has investments in many of the premier worldwide growth companies. These companies have proven management, strong financials including low debt and high return on equity, leading research and development, and dominant worldwide products with good unit sales growth. The probabilities highly favor that the diversified group of industry leading companies held in the Blue Chip Fund will remain industry leaders over the long-term, strongly increase their earnings and increase shareholder wealth.

  Since its inception in 1988, the Blue Chip Fund's performance has been featured in many financial publications and shows including: America Online, Bloomberg, Business Week, CNBC, CNN, CNNfn, Consumer Reports, Fortune, Investor's Business Daily, Kiplinger's, Louis Ruykeyser's Mutual Funds, Money, Morningstar, Mutual Funds Magazine, Schwab, Smart Money, Standard & Poor's The Outlook and Select Funds, USA Today, New York Times, The Wall Street Journal, Wall Street Week, Wizards of Wall Street and Worth Magazine.
                  ----------------------

PERFORMANCE HIGHLIGHTS (AS OF MARCH 31, 2003)

                                         TOTAL RETURN        ANNUALIZED RETURN
                                         ------------        -----------------
Since inception (August 12, 1988)           147.63%                6.39%
Ten Years                                    55.06%                4.48%
Five Years                                  -39.72%               -9.63%
One Year                                    -31.97%

  The Reynolds Blue Chip Growth Fund increased 10.3% in the one-month period ended April 30, 2003.

                          THE REYNOLDS OPPORTUNITY FUND

  The Reynolds Opportunity Fund invests in companies of all sizes that have proven themselves in the marketplace and are leaders in their industries. These well-managed companies usually have proprietary innovative products.

  A long-term investment in the Reynolds Opportunity Fund should be a good complement to a long-term investment in the Reynolds Blue Chip Growth Fund and the Reynolds Fund. We are making a high probability bet with the companies in the Opportunity Fund, just as we are with the companies in the Blue Chip and Reynolds Funds, that the majority of the companies within a well diversified group of proven worldwide leading companies will continue to be leaders and strongly increase their earnings and shareholder wealth in the future.

PERFORMANCE HIGHLIGHTS (AS OF MARCH 31, 2003)

                                         TOTAL RETURN        ANNUALIZED RETURN
                                         ------------        -----------------
Since inception (January 30, 1992)           24.09%                 1.95%
Ten Years                                    38.33%                 3.30%
Five Years                                  -41.88%               -10.29%
One Year                                    -35.53%

  The Reynolds Opportunity Fund increased 13.8% in the one-month period ended April 30, 2003.

                                THE REYNOLDS FUND

  The Reynolds Fund is a general stock fund and is intended to be a long-term investment holding. The Fund may own common stocks of all types and sizes and will mainly invest in common stocks of U.S. headquartered companies. While the Fund will generally invest in "growth" stocks, it may also invest in "value" stocks.

PERFORMANCE HIGHLIGHTS (AS OF MARCH 31, 2003)

                                         TOTAL RETURN        ANNUALIZED RETURN
                                         ------------        -----------------
Since inception (October 1, 1999)           -68.50%               -28.12%
One year                                    -32.84%

  The Reynolds Fund increased 21.6% in the one-month period ended April 30, 2003.

                      THE REYNOLDS U.S. GOVERNMENT BOND FUND

  The Reynolds U.S. Government Bond Fund emphasizes high quality investments in U.S. Treasury Bonds, Treasury Notes and Treasury Bills of varying maturities. As of March 31, 2003, the assets were invested approximately 42.4% in long- and medium-term federal agency securities and 57.6% in short-term federal agency securities and high quality cash equivalents.

  The Reynolds U.S. Government Bond Fund is designed to satisfy many of the fixed income objectives of investors. For example, the Bond Fund is actively managed and is invested in bonds having many different maturities, which reduces the risk that a large percentage of the bonds in the Fund mature at an inopportune time for reinvestment. The Bond Fund had a dollar weighted average maturity of 1.48 years on March 31, 2003. The average maturity of the bonds in the Fund is continually reevaluated and adjusted based on short- and long-term economic, inflation, and interest rate forecasts.

PERFORMANCE HIGHLIGHTS (AS OF MARCH 31, 2003)

                                         TOTAL RETURN        ANNUALIZED RETURN
                                         ------------        -----------------
Since inception (January 30, 1992)          64.81%                 4.58%
Ten Years                                   49.48%                 4.10%
Five Years                                  21.29%                 3.94%
One Year                                     1.80%

                          THE REYNOLDS MONEY MARKET FUND

  The Reynolds Money Market Fund offers unlimited check writing with no minimum amount per check. The Reynolds Money Market Fund is designed to provide for investor's short-term cash management needs. For ease of redemption, the Money Market Fund offers: (1) check writing ($.20 printing charge per check); or (2) telephone redemption where either a check is mailed to the shareholder, or money may be wired to the shareholder's bank account ($15.00 wiring charge - no charge if part of the systematic withdrawal plan which has a $100 minimum withdrawal). As of March 31, 2003, the dollar weighted average days to maturity of the Money Market Fund was 22.3 days.

  The Reynolds Money Market Fund's yield should vary with the rate of inflation over the years. Its yield is usually higher than inflation and higher than or approximately the same as most brokerage-firm sponsored money market funds. Brokerage-firm sponsored money market funds typically have higher expense structures due to their higher marketing costs. The Reynolds Money Market Fund's yield is almost always higher than rates paid by most short-term bank accounts. The rates paid by banks are lower because banks typically have higher overhead.

PERFORMANCE HIGHLIGHTS (AS OF MARCH 31, 2003)

                                            TOTAL RETURN     ANNUALIZED RETURN
                                            ------------     -----------------
Since inception (January 30, 1991)             60.56%              3.97%
Ten Years                                      47.44%              3.96%
Five Years                                     19.14%              3.56%
One Year                                        0.76%

                              ECONOMIC DISCUSSION

                               THE WORLD ECONOMY

  There are more than 1.5 billion people in the world that will be experiencing a higher standard of living and using and consuming many products as capitalism grows in many countries such as China and Eastern Europe. Many other countries, such as India and Latin America, have rapidly emerging middle classes, who desire western goods and services and governments that are encouraging foreign investment.

  Worldwide inflation remains low. There are many reasons for this, including:
(1) worldwide growth has slowed; (2) committed central bankers; (3) fiscal restraint by governments; (4) worldwide competition for products and labor is keeping costs low; (5) economic systems are more efficient; and (6) the recent slowdown in the U.S. economy. In addition, cost cutting and restructuring is spreading to many countries, more efficient private-sector operations are replacing inefficient state-run enterprises, and excess capacity exists in many markets. The Blue Chip, Opportunity and Reynolds Funds are well positioned to participate in these long-term worldwide growth trends through their investments in U.S. headquartered and foreign headquartered companies.

                                THE U.S. ECONOMY

  The Federal Reserve reduced interest rates significantly in the last two and one half years in an effort to stimulate confidence in both corporate and consumer decision making and to reduce borrowing costs to businesses and consumers. In addition, the Federal Government pursued economic stimulus through individual tax refunds and tax rate reductions. These measures should have a positive effect on the growth prospects for quality companies and should have a positive effect on the stock prices of our holdings. Consumer spending represents approximately 65% of GDP and has been a strong positive. GDP increased 1.6% in the first quarter of 2003. GDP increased 2.4% in 2002, 3% in 2001, 3.8% in 2000, 4.1% in 1999 and 4.3% 1998. GDP is estimated to increase 2.5% in 2003.

  U.S. inflation is low relative to the last thirty years due to such factors as the weakness in the U.S. and world economies, global competition, advances in technology resulting in increasing productivity and technology innovations that are helping to lower production and distribution costs. U.S. inflation increased 1.6% in 2002, 2.8% in 2001, 3.4% in 2000, 2.2% in 1999 and 1.5% in 1998. U.S.
inflation is estimated to increase 2.2% in 2003.

                               INVESTMENT OUTLOOK

  There are many investment positives. Among them are: (1) some of the concerns negatively affecting stock prices have recently lessened; (2) the current stock prices of many companies are low compared to historic valuations; (3) interest rates have been lowered by the Federal Reserve while inflation remains at a low level; (4) the Federal Government has implemented economic stimulus through individual tax refunds and tax rate reductions; (5) U.S. industry is more competitive than at any time in the past quarter century and U.S. companies are the leaders in the majority of industries worldwide; (6) U. S. productivity continues to increase; and (7) the Internet is beginning to produce efficiencies.

                      INFORMATION ABOUT THE REYNOLDS FUNDS

  REYNOLDSFUNDS.COM WEB SITE: You can now access current information about your investment holdings via our web site, reynoldsfunds.com. You must first request a personal identification number (PIN) by calling our shareholder service representatives at (800) 773-9665. You will be able to view your account list, account detail (including balances), transaction history, distributions, and current Fund prices. Additional information available includes quarterly updates on the returns of the Reynolds Funds, top ten holdings of each equity portfolio, and industry percentages. Also detailed statistics and graphs of past performances with a link to Quicken.com regarding the Reynolds Funds.

  FOR AUTOMATIC CURRENT DAILY NET ASSET VALUES: Call 1-800-773-9665 (1-800-7REYNOLDS) twenty-four hours-a-day, seven days a week and press "any key" then "1". The updated current net asset values for all of the Reynolds Funds are usually available each business day after 5 P.M. (PST).

  FOR REYNOLDS MONEY MARKET FUND AND U.S. GOVERNMENT BOND FUND CURRENT ONE AND SEVEN DAY YIELDS: Call 1-800-773-9665 and press "any key" then "1".

  FOR SHAREHOLDERS TO AUTOMATICALLY ACCESS THEIR CURRENT ACCOUNT INFORMATION:
Call 1-800-773-9665 (twenty-four hours-a-day, seven days a week), press "any key" then "2" and enter your 16 digit account number which appears at the top right of your statement.

  TO SPEAK TO A FUND REPRESENTATIVE REGARDING QUESTIONS, CURRENT ACCOUNT INFORMATION AND CURRENT DAILY NET ASSET VALUES: Call 1-800-773-9665 and press "0" from 6 A.M. to 5 P.M. (PST).

  SHAREHOLDER STATEMENT FREQUENCY: Consolidated statements summarizing all Reynolds Funds held by a shareholder are sent quarterly. In addition, individual Fund statements are sent whenever a transaction occurs. These transactions are:
(1) Reynolds Money Market and U.S. Government Bond Fund statements are sent monthly when each months' accrued dividends are posted; (2) Blue Chip, Opportunity and Reynolds Fund statements are sent twice a year if and when any ordinary income or capital gains are distributed; and (3) statements are sent for any of the Funds when a shareholder purchases or redeems shares.

  TAX REPORTING: Individual 1099 forms, which summarize any dividend income and any long- or short-term capital gains, are sent annually to shareholders each January. The percentage of income earned from various government securities, if any, for the Reynolds Funds are also reported in January.

  MINIMUM INVESTMENT: $1,000 for regular and retirement accounts. ($100 for additional investments for all accounts - except for the Automatic Investment Plan, which is $50 for regular and retirement plan accounts).

  PROTOTYPE PLANS FOR RETIREMENT PLANS: All types are offered including the Roth IRA, Coverdell Education Savings Account, SIMPLE IRA Plan, 401k, SEP IRA, 403b and Fund Sponsored Qualified Retirement Plans.

  AUTOMATIC INVESTMENT PLAN: There is no charge to automatically debit your checking account or your account in any of the Reynolds Funds ($50 minimum) at periodic intervals to make automatic purchases in any of the Reynolds Funds. This is useful for dollar cost averaging.

  SYSTEMATIC WITHDRAWAL PLAN: For shareholders with a $10,000 minimum starting balance, there is no charge to automatically redeem shares ($100 minimum) in any of the Reynolds Funds as often as monthly and send a check to you or transfer funds to your bank account.

  EXCHANGES OR REGULAR REDEMPTIONS: As often as desired - no charge.
  NASDAQ SYMBOLS: Reynolds Blue Chip Growth Fund - RBCGX, Reynolds Opportunity Fund - ROPPX, Reynolds Fund - REYFX, Reynolds U.S. Government Bond Fund - RUSGX, Reynolds Money Market Fund - REYXX.

  PORTFOLIO MANAGER: Frederick Reynolds is the portfolio manager of each of the Reynolds Funds.

  THE REYNOLDS FUNDS ARE NO-LOAD: No front-end sales commissions or redemption fees ("loads") are charged. Over 40% of all mutual funds impose these marketing charges that are ultimately paid by the shareholder. These marketing charges are either: (1) a front-end fee or "load" in which up to 5% of a shareholder's assets are deducted from the original investment (some funds even charge a fee when a shareholder reinvests capital gains or dividends); or (2) a back-end penalty fee or "load" which is typically deducted from a shareholder's account if a shareholder redeems within five years of the original investment. These fees reduce a shareholder's return. The Reynolds Funds are No-Load as they do not have these extra charges.

  We appreciate your continued confidence in the Reynolds Funds and would like to welcome our new shareholders. One hundred percent of our company's pension plan is invested in the Reynolds Funds. We look forward to strong results in the future.

Sincerely,

/s/ Frederick L. Reynolds

Frederick L. Reynolds
President

      80 East Sir Francis Drake Blvd. o Larkspur, CA 94939 o 415-461-7860

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Reynolds Funds unless accompanied or preceded by the Funds' current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Reynolds Blue Chip Growth Fund
STATEMENT OF NET ASSETS
March 31, 2003 (Unaudited)

  SHARES                                                              VALUE
  ------                                                              -----
LONG-TERM INVESTMENTS -- 99.7% (A)<F2>

COMMON STOCKS -- 99.7% (A)<F2>

            AIRLINES/AEROSPACE -- 0.1%
   1,500    United Technologies Corp.                              $    86,670

            APPLICATION SOFTWARE -- 9.2%
 116,000    Microsoft Corp.                                          2,808,360
 374,864    Oracle Corp.*<F1>                                        4,066,900
  97,000    Siebel Systems, Inc.*<F1>                                  776,970
                                                                   -----------
                                                                     7,652,230

            BANKS -- 1.0%
  14,833    Citigroup Inc.                                             510,997
   8,000    J.P. Morgan Chase & Co.                                    189,680
   2,000    Wells Fargo & Co.                                           89,980
                                                                   -----------
                                                                       790,657

            BEVERAGES -- 2.0%
   8,000    Coca-Cola Co.                                              323,840
  33,000    PepsiCo, Inc.                                            1,320,000
                                                                   -----------
                                                                     1,643,840

            BIOTECHNOLOGY -- 0.2%
   1,000    Amgen Inc.*<F1>                                             57,550
   2,000    Genentech, Inc.*<F1>                                        70,020
                                                                   -----------
                                                                       127,570

            BUILDING -- 3.1%
 101,250    Home Depot, Inc.                                         2,466,450
   2,000    Lowe's Companies, Inc.                                      81,640
                                                                   -----------
                                                                     2,548,090

            COMMUNICATION EQUIPMENT -- 0.4%
 105,500    JDS Uniphase Corp.*<F1>                                    300,675

            COMPUTER NETWORKING -- 8.6%
 532,000    Cisco Systems Inc.*<F1>                                  6,905,360
  30,000    Juniper Networks, Inc.*<F1>                                245,100
                                                                   -----------
                                                                     7,150,460

            COMPUTER & PERIPHERALS -- 7.5%
  11,000    Dell Computer Corp.*<F1>                                   300,410
 210,000    EMC Corp. (Mass.)*<F1>                                   1,518,300
 137,000    Hewlett-Packard Co.                                      2,130,350
  10,400    International Business
              Machines Corp.                                           815,672
 436,000    Sun Microsystems, Inc.*<F1>                              1,421,360
                                                                   -----------
                                                                     6,186,092

            DRUGS -- 12.9%
  11,200    Bristol-Myers Squibb Co.                                   236,656
  19,500    Eli Lilly & Co.                                          1,114,425
  70,200    Merck & Co., Inc.                                        3,845,556
 154,080    Pfizer Inc.                                              4,801,133
  41,000    Schering-Plough Corp.                                      731,030
                                                                   -----------
                                                                    10,728,800

            ELECTRICAL EQUIPMENT -- 4.9%
  55,500    General Electric Co.                                     1,415,250
 318,925    Motorola, Inc.                                           2,634,320
                                                                   -----------
                                                                     4,049,570

            ENTERTAINMENT/MEDIA -- 7.1%
 320,100    AOL Time Warner Inc.*<F1>                                3,476,286
 130,754    The Walt Disney Co.                                      2,225,433
   3,000    Knight-Ridder, Inc.                                        175,500
                                                                   -----------
                                                                     5,877,219

            FINANCIAL SERVICES -- 4.6%
  59,000    American Express Co.                                     1,960,570
   5,000    Merrill Lynch & Co., Inc.                                  177,000
   7,000    Morgan Stanley                                    .        268,450
 168,000    The Charles Schwab Corp.                                 1,212,960
   2,000    State Street Corp.                                          63,260
   4,000    Washington Mutual, Inc.                                    141,080
                                                                   -----------
                                                                     3,823,320

            HEALTH MAINTENANCE ORGANIZATIONS -- 0.1%
   1,000    WellPoint Health Networks Inc.*<F1>                         76,750

            HOUSEHOLD PRODUCTS -- 0.7%
   2,000    Clorox Co.                                                  92,340
   1,000    Colgate-Palmolive Co.                                       54,440
   2,000    Gillette Co.                                                61,880
   9,000    Wyeth                                                      340,380
                                                                   -----------
                                                                       549,040

            INSURANCE -- 0.1%
   1,000    American International Group, Inc.                          49,450

            INTERNET INFORMATION PROVIDERS -- 2.1%
  74,266    Yahoo! Inc.*<F1>                                         1,783,869

            MEDICAL SUPPLIES -- 7.0%
  42,000    Abbott Laboratories                                      1,579,620
  73,500    Johnson & Johnson                                        4,253,445
                                                                   -----------
                                                                     5,833,065

            RETAIL-SPECIALTY -- 1.0%
  28,500    Best Buy Co., Inc.*<F1>                                    768,645
     500    eBay Inc.*<F1>                                              42,655
   3,000    Office Depot, Inc.*<F1>                                     35,490
                                                                   -----------
                                                                       846,790

            RETAIL STORES -- 5.8%
  54,000    Costco Wholesale Corp.*<F1>                              1,621,620
  27,000    Target Corp.                                               790,020
  46,500    Wal-Mart Stores, Inc.                                    2,419,395
                                                                   -----------
                                                                     4,831,035

            SEMICONDUCTORS -- 11.8%
 391,880    Intel Corp.                                              6,379,806
 200,000    Texas Instruments Inc.                                   3,274,000
  49,000    Vitesse Semiconductor Corp.*<F1>                           104,860
                                                                   -----------
                                                                     9,758,666

            SEMICONDUCTORS CAPITAL SPENDING -- 0.1%
   4,000    Teradyne, Inc.*<F1>                                         46,560

            SERVICES -- 0.1%
   2,000    United Parcel Service, Inc. Cl B                           114,000

            TELECOMMUNICATIONS -- 1.8%
  76,000    CIENA Corp.*<F1>                                           332,120
 119,750    Lucent Technologies Inc.*<F1>                              176,033
 278,600    Nortel Networks Corp.*<F1>                                 579,488
  74,000    Tellabs, Inc.*<F1>                                         428,460
                                                                   -----------
                                                                     1,516,101

            WIRELESS COMMUNICATION -- 7.5%
 444,000    Nokia Corp. "A" SP-ADR                                   6,220,440
                                                                   -----------
                Total common stocks
                  (cost $102,107,686)                               82,590,959
                                                                   -----------
                Total long-term investments
                  (cost $102,107,686)                               82,590,959

PRINCIPAL AMOUNT
----------------
SHORT-TERM INVESTMENTS -- 0.0% (A)<F2>
            VARIABLE RATE DEMAND NOTE -- 0.0%
    $432    U.S. Bank, N.A.                                                432
                                                                   -----------
                Total short-term investments
                  (cost $432)                                              432
                                                                   -----------
                Total investments
                  (cost $102,108,118)                               82,591,391
            Cash and receivables, less
              liabilities -- 0.3% (A)<F2>                              247,723
                                                                   -----------
                NET ASSETS                                         $82,839,114
                                                                   -----------
                                                                   -----------
            Net Asset Value Per Share
              ($0.01 par value 40,000,000
              shares authorized), offering
              and redemption price
              ($82,839,114 / 3,794,281
              shares outstanding)                                  $     21.83
                                                                   -----------
                                                                   -----------

  *<F1>   Non-income producing security.
(a)<F2>   Percentages for the various classifications relate to net assets.
    ADR   - American Depository Receipt

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Blue Chip Growth Fund
STATEMENT OF OPERATIONS
For the Six Months Ending March 31, 2003 (Unaudited)

INCOME:
   Dividends                                                        $  516,948
   Interest                                                              4,694
                                                                    ----------
       Total income                                                    521,642
                                                                    ----------

EXPENSES:
   Management fees                                                     441,817
   Transfer agent fees                                                 115,349
   Printing and postage expense                                         60,530
   Administrative services                                              59,140
   Professional fees                                                    37,793
   Insurance expense                                                    23,048
   Distribution fees                                                    19,110
   Registration fees                                                    14,734
   Custodian fees                                                       11,126
   Board of Directors fees                                               2,500
   Other expenses                                                        3,370
                                                                    ----------
       Total operating expenses before interest expense                788,517

   Interest expense                                                     15,711
                                                                    ----------
       Total expenses                                                  804,228
                                                                    ----------
NET INVESTMENT LOSS                                                   (282,586)
                                                                    ----------
NET REALIZED LOSS ON INVESTMENTS                                    (5,068,488)
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS                14,038,552
                                                                    ----------
NET GAIN ON INVESTMENTS                                              8,970,064
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $8,687,478
                                                                    ----------
                                                                    ----------

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Blue Chip Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ending March 31, 2003 (Unaudited) and For the Year Ended September 30, 2002

                                                                                 2003                2002
                                                                               --------            --------
OPERATIONS:
   Net investment loss                                                        $   (282,586)      $  (1,267,508)
   Net realized loss on investments                                             (5,068,488)         (1,568,862)
   Net change in unrealized appreciation on investments                         14,038,552         (40,229,330)
                                                                              ------------       -------------
       Net increase (decrease) in net assets resulting from operations           8,687,478         (43,065,700)
                                                                              ------------       -------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (797,172 and 2,112,082 shares, respectively)     18,598,398          68,065,779
   Cost of shares redeemed (1,084,469 and 4,177,376 shares, respectively)      (24,479,478)       (127,709,045)
                                                                              ------------       -------------
       Net decrease in net assets derived from Fund share activities            (5,881,080)        (59,643,266)
                                                                              ------------       -------------
       TOTAL INCREASE (DECREASE)                                                 2,806,398        (102,708,966)
NET ASSETS AT THE BEGINNING OF THE PERIOD                                       80,032,716         182,741,682
                                                                              ------------       -------------
NET ASSETS AT THE END OF THE PERIOD                                           $ 82,839,114       $  80,032,716
                                                                              ------------       -------------
                                                                              ------------       -------------

FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                                     (UNAUDITED)
                                                     FOR THE SIX
                                                    MONTHS ENDING                  FOR THE YEARS ENDED SEPTEMBER 30,
                                                      MARCH 31,      -------------------------------------------------------------
                                                        2003          2002          2001          2000         1999          1998
                                                       ------        ------        ------        ------       ------        ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                   $19.61        $29.73        $66.57        $53.98       $36.95        $32.00

Income from investment operations:
   Net investment loss                                  (0.07)*<F3>   (0.25)*<F3>   (0.38)*<F3>   (0.51)       (0.33)*<F3>   (0.12)
   Net realized and unrealized
     gain (loss) on investments                          2.29         (9.87)       (36.46)        13.11        18.01          5.46
                                                       ------        ------        ------        ------       ------        ------
Total from investment operations                         2.22        (10.12)       (36.84)        12.60        17.68          5.34

Less distributions:
   Dividend from net investment income                     --            --            --            --           --         (0.01)
   Distributions from net realized gains                   --            --            --         (0.01)       (0.65)        (0.38)
                                                       ------        ------        ------        ------       ------        ------
Total from distributions                                   --            --            --         (0.01)       (0.65)        (0.39)
                                                       ------        ------        ------        ------       ------        ------
Net asset value, end of period                         $21.83        $19.61        $29.73        $66.57       $53.98        $36.95
                                                       ------        ------        ------        ------       ------        ------
                                                       ------        ------        ------        ------       ------        ------

TOTAL INVESTMENT RETURN                                 11.3%(a)     (34.0%)       (55.3%)        23.3%        48.6%         17.0%
                                                            <F4>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                 82,839        80,033       182,742       583,884      386,951        89,533
Ratio of operating expenses before interest expense
  to average net assets                                  1.8%(b)       1.5%          1.3%          1.3%         1.5%          1.4%
                                                            <F5>
Ratio of interest expense to average net assets          0.0%(b)       0.0%          0.0%          0.0%          N/A           N/A
                                                            <F5>
Ratio of net investment loss to average net assets      (0.6%)(b)     (0.8%)        (0.8%)        (0.8%)       (0.6%)        (0.4%)
                                                             <F5>
Portfolio turnover rate                                  5.6%         67.0%         35.8%         17.3%         6.2%         35.5%

  *<F3> Net investment loss per share is calculated using average shares outstanding.
(a)<F4>   Not Annualized.
(b)<F5>   Annualized.

  The accompanying notes to financial statements are an integral part of these statements.

Reynolds Opportunity Fund
STATEMENT OF NET ASSETS
March 31, 2003 (Unaudited)

  SHARES                                                              VALUE
  ------                                                              -----
LONG-TERM INVESTMENTS -- 97.1% (A)<F7>
COMMON STOCKS -- 97.1% (A)<F7>

             AIRLINES/AEROSPACE -- 0.3%
    3,000    Southwest Airlines Co.                                $    43,080

             APPLICATION SOFTWARE -- 10.5%
    3,000    Adobe Systems Inc.                                         92,490
    4,000    Business Objects S.A.- SP-ADR*<F6>                         65,400
    2,000    CheckFree Corp.*<F6>                                       44,960
    2,000    Computer Associates
               International, Inc.                                      27,320
    6,000    Compuware Corp.*<F6>                                       20,340
    7,000    Legato Systems, Inc.*<F6>                                  35,910
   80,348    Oracle Corp.*<F6>                                         871,696
   28,000    Siebel Systems, Inc.*<F6>                                 224,280
                                                                   -----------
                                                                     1,382,396

             AUTOMOTIVE -- 0.5%
    9,000    Ford Motor Co.                                             67,680

             BANKS -- 0.5%
    2,000    Citigroup Inc.                                             68,900

             BIOTECHNOLOGY -- 0.3%
    2,000    Human Genome Sciences, Inc.*<F6>                           17,100
    3,000    Millennium Pharmaceuticals, Inc.*<F6>                      23,580
                                                                   -----------
                                                                        40,680

             BUILDING -- 1.7%
    9,397    Home Depot, Inc.                                          228,911

             BUSINESS SOFTWARE & SERVICES -- 3.0%
    7,000    Advent Software, Inc.*<F6>                                 85,183
    6,000    Akamai Technologies, Inc.*<F6>                              8,460
   16,000    BEA Systems, Inc.*<F6>                                    162,240
    5,000    Electronic Data Systems Corp.                              88,000
    3,000    E.piphany, Inc.*<F6>                                       11,940
    8,000    Manugistics Group, Inc.*<F6>                               18,240
    5,000    TIBCO Software Inc.*<F6>                                   21,000
                                                                   -----------
                                                                       395,063

             CABLE TV/BROADCASTING -- 0.1%
    3,000    XM Satellite Radio Holdings Inc.*<F6>                      17,670

             COMMUNICATION EQUIPMENT -- 1.7%
   10,000    ANADIGICS, Inc.*<F6>                                       21,200
   17,000    Corning Inc.                                               99,280
    3,000    L.M. Ericsson Telephone Co. ADR                            19,080
   10,000    Harmonic Inc.*<F6>                                         33,300
    1,000    QUALCOMM Inc.                                              36,000
    2,000    Symbol Technologies, Inc.                                  17,220
                                                                   -----------
                                                                       226,080

             COMPUTER NETWORKING -- 8.8%
    8,000    BroadVision, Inc.*<F6>                                     30,400
   59,600    Cisco Systems Inc.*<F6>                                   773,608
    3,000    Extreme Networks, Inc.*<F6>                                12,990
   12,000    Foundry Networks, Inc.*<F6>                                96,480
   22,000    Juniper Networks, Inc.*<F6>                               179,740
   28,000    Sonus Networks, Inc.*<F6>                                  63,000
                                                                   -----------
                                                                     1,156,218

             COMPUTER & PERIPHERALS -- 6.0%
   24,000    EMC Corp. (Mass.)*<F6>                                    173,520
   10,000    InFocus Corp.*<F6>                                         49,400
    9,000    McDATA Corp.*<F6>                                          77,310
    6,000    PC Connection, Inc.*<F6>                                   31,500
  120,400    Sun Microsystems, Inc.*<F6>                               392,504
    3,000    THQ Inc.*<F6>                                              39,177
    3,000    Western Digital Corp.*<F6>                                 27,180
                                                                   -----------
                                                                       790,591

             COMPUTER SOFTWARE & SERVICES -- 0.2%
    9,000    Silicon Graphics, Inc.*<F6>                                13,770
    3,000    Sonic Solutions*<F6>                                       17,100
                                                                   -----------
                                                                        30,870

             DRUGS -- 7.7%
    2,000    Bristol-Myers Squibb Co.                                   42,260
    3,500    Eli Lilly & Co.                                           200,025
    7,044    Merck & Co., Inc.                                         385,870
    8,300    Pfizer Inc.                                               258,628
    7,000    Schering-Plough Corp.                                     124,810
                                                                   -----------
                                                                     1,011,593

             ELECTRICAL EQUIPMENT -- 4.6%
    4,000    General Electric Co.                                      102,000
   60,500    Motorola, Inc.                                            499,730
                                                                   -----------
                                                                       601,730

             ELECTRONICS -- 2.4%
    9,000    Agilent Technologies, Inc.*<F6>                           118,350
    3,000    F5 Networks, Inc.*<F6>                                     37,890
    3,000    Micrel, Inc.*<F6>                                          27,633
    2,000    NVIDIA Corp.*<F6>                                          25,760
   10,000    Sanmina-SCI Corp.*<F6>                                     40,400
   14,000    Solectron Corp.*<F6>                                       42,280
    3,000    Vishay Intertechnology, Inc.*<F6>                          30,540
                                                                   -----------
                                                                       322,853

             ENERGY -- 0.2%
    4,000    Calpine Corp.*<F6>                                         13,200
    4,000    Dynegy Inc.                                                10,440
                                                                   -----------
                                                                        23,640

             ENTERTAINMENT/MEDIA -- 4.8%
   35,200    AOL Time Warner Inc.*<F6>                                 382,272
   11,000    The Walt Disney Co.                                       187,220
    2,000    Emmis Communications Corp.*<F6>                            33,760
    3,000    Liberty Media Corp.*<F6>                                   29,190
                                                                   -----------
                                                                       632,442

             FINANCIAL SERVICES -- 3.5%
    2,500    American Express Co.                                       83,075
    2,000    Merrill Lynch & Co., Inc.                                  70,800
    1,000    Morgan Stanley                                             38,350
   36,561    The Charles Schwab Corp.                                  263,970
                                                                   -----------
                                                                       456,195

             HOUSEHOLD PRODUCTS -- 0.1%
    3,000    Crown Holdings, Inc.*<F6>                                  16,860

             INTERNET INFORMATION PROVIDERS -- 0.6%
    3,000    chinadotcom corp.*<F6>                                      9,780
    8,000    WebMD Corp.*<F6>                                           72,160
                                                                   -----------
                                                                        81,940

             INTERNET SOFTWARE & SERVICES -- 1.0%
   15,000    Ariba, Inc.*<F6>                                           42,300
   12,000    CMGI Inc.*<F6>                                              9,348
    3,000    FreeMarkets, Inc.*<F6>                                     16,410
    3,000    Kana Software, Inc.*<F6>                                   12,000
    7,000    Netegrity, Inc.*<F6>                                       25,970
   18,000    Openwave Systems Inc.*<F6>                                 25,560
                                                                   -----------
                                                                       131,588

             MEDICAL SUPPLIES -- 0.6%
    1,352    Johnson & Johnson                                          78,240

             OFFICE EQUIPMENT & SUPPLIES -- 0.4%
    3,000    Staples, Inc.*<F6>                                         54,990

             RESTAURANTS -- 0.4%
    2,000    CBRL Group, Inc.                                           54,900

             RETAIL-SPECIALTY -- 3.6%
    2,000    Amazon.com, Inc.*<F6>                                      52,060
    7,500    Best Buy Co., Inc.*<F6>                                   202,275
    4,000    Bombay Company, Inc.*<F6>                                  21,800
    6,000    Circuit City Stores, Inc.                                  31,200
    4,000    Office Depot, Inc.*<F6>                                    47,320
    9,000    OfficeMax, Inc.*<F6>                                       46,350
    3,000    Pep Boys-Manny, Moe & Jack                                 22,800
    4,000    Rite Aid Corp.*<F6>                                         8,960
    3,000    Tommy Hilfiger Corp.*<F6>                                  21,690
    3,000    Toys "R" Us, Inc.*<F6>                                     25,110
                                                                   -----------
                                                                       479,565

             RETAIL STORES -- 0.2%
    2,000    The Gap, Inc.                                              28,980

             SECURITY SOFTWARE & SERVICES -- 1.1%
    2,000    Check Point Software
               Technologies Ltd.*<F6>                                   28,940
    2,000    Internet Security Systems, Inc.*<F6>                       19,880
    3,000    Network Associates, Inc.*<F6>                              41,430
    6,000    VeriSign, Inc.*<F6>                                        52,440
                                                                   -----------
                                                                       142,690

             SEMICONDUCTORS -- 15.9%
   21,000    Atmel Corp.*<F6>                                           33,600
    4,000    Broadcom Corp.*<F6>                                        49,400
    3,000    Charming Shoppes, Inc.*<F6>                                10,500
    7,000    Cirrus Logic, Inc.*<F6>                                    14,070
   16,000    Conexant Systems, Inc.*<F6>                                23,840
    2,000    Cree, Inc.*<F6>                                            37,040
    4,000    Cypress Semiconductor Corp.*<F6>                           27,600
    3,000    Integrated Device Technology, Inc.*<F6>                    23,820
   46,200    Intel Corp.                                               752,136
    9,000    Lattice Semiconductor Corp.*<F6>                           67,860
    6,000    LSI Logic Corp.*<F6>                                       27,120
    6,000    Mattson Technology, Inc.*<F6>                              10,920
    6,000    Oak Technology, Inc.*<F6>                                  21,180
    9,000    Pixelworks, Inc.*<F6>                                      49,140
    9,000    PMC-Sierra, Inc.*<F6>                                      53,550
    3,000    Rambus Inc.*<F6>                                           39,630
   11,000    RF Micro Devices, Inc.*<F6>                                66,077
    4,000    STMicroelectronics N.V.                                    75,600
    6,000    Taiwan Semiconductor
               Manufacturing Co. Ltd. SP-ADR*<F6>                       41,040
   37,000    Texas Instruments Inc.                                    605,690
    7,000    TriQuint Semiconductor, Inc.*<F6>                          19,740
   23,000    Vitesse Semiconductor Corp.*<F6>                           49,220
                                                                   -----------
                                                                     2,098,773

             SEMICONDUCTORS CAPITAL SPENDING -- 2.3%
    9,000    Applied Materials, Inc.*<F6>                              113,220
    6,000    ASML Holding N.V. - NYS*<F6>                               39,420
    5,000    Lam Research Corp.*<F6>                                    56,945
    8,000    Teradyne, Inc.                                             93,120
                                                                   -----------
                                                                       302,705

             SERVICES -- 0.1%
    3,000    On Assignment, Inc.*<F6>                                   12,690

             SYSTEM SOFTWARE -- 0.6%
    2,000    Autodesk, Inc.                                             30,520
    1,500    Mercury Interactive Corp.*<F6>                             44,520
                                                                   -----------
                                                                        75,040

             TELECOMMUNICATION SERVICES -- 0.2%
    6,000    Qwest Communications
               International Inc.*<F6>                                  20,940

             TELECOMMUNICATIONS -- 3.4%
   17,000    Agere Systems Inc.*<F6>                                    27,200
    6,000    Avaya Inc.*<F6>                                            12,240
   19,000    CIENA Corp.*<F6>                                           83,030
    2,000    Comverse Technology, Inc.*<F6>                             22,620
    3,000    EarthLink, Inc.*<F6>                                       17,250
    3,000    General Motors Corp. Cl H*<F6>                             33,600
   37,000    Lucent Technologies Inc.*<F6>                              54,390
   31,000    Nortel Networks Corp.*<F6>                                 64,480
   22,000    Tellabs, Inc.*<F6>                                        127,380
                                                                   -----------
                                                                       442,190

             TELEPHONE SERVICES -- 0.3%
    3,000    Sprint Corp. (FON Group)                                   35,250

             WIRELESS COMMUNICATION -- 9.4%
    9,000    AT&T Wireless Services Inc.*<F6>                           59,400
   11,000    Nextel Communications, Inc.*<F6>                          147,290
   68,000    Nokia Corp. "A" SP-ADR                                    952,680
    3,000    Research In Motion Ltd.*<F6>                               39,180
   11,000    Sprint Corp. (PCS Group)*<F6>                              47,960
                                                                   -----------
                                                                     1,246,510

             MISCELLANEOUS -- 0.1%
    3,000    SureBeam Corp.*<F6>                                        10,740
                                                                   -----------
                 Total common stocks
                   (cost $12,984,120)                               12,811,183
                                                                   -----------
                 Total long-term investments
                   (cost $12,984,120)                               12,811,183

PRINCIPAL AMOUNT
----------------
SHORT-TERM INVESTMENTS -- 1.2% (A)<F7>
             VARIABLE RATE DEMAND NOTE
 $156,836    U.S. Bank, N.A.                                           156,836
                                                                   -----------
                 Total short-term investments
                   (cost $156,836)                                     156,836
                                                                   -----------
                 Total investments
                   (cost $13,140,956)                               12,968,019
             Cash and receivables, less
               liabilities -- 1.7% (A)<F7>                             222,324
                                                                   -----------
                 NET ASSETS                                        $13,190,343
                                                                   -----------
                                                                   -----------
             Net Asset Value Per Share
               ($0.01 par value 40,000,000
               shares authorized), offering
               and redemption price
               ($13,190,343 / 1,113,091
               shares outstanding)                                 $     11.85
                                                                   -----------
                                                                   -----------

  *<F6>   Non-income producing security.
(a)<F7>   Percentages for the various classifications relate to net assets.
    ADR   - American Depository Receipt
    NYS   - NYRegistered Shares

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Opportunity Fund
STATEMENT OF OPERATIONS
For the Six Months Ending March 31, 2003 (Unaudited)

INCOME:
   Dividends                                                          $ 58,028
   Interest                                                              3,245
                                                                      --------
       Total income                                                     61,273
                                                                      --------

EXPENSES:
   Management fees                                                      74,655
   Transfer agent fees                                                  21,742
   Administrative services                                              14,931
   Professional fees                                                    11,524
   Registration fees                                                    11,017
   Distribution fees                                                    10,920
   Printing and postage expense                                         10,085
   Custodian fees                                                        7,813
   Insurance expense                                                     3,849
   Board of Directors fees                                               2,500
   Other expenses                                                          286
                                                                      --------
       Total operating expenses before interest
         expense and reimbursement from adviser                        169,322
   Interest expense                                                      4,349
                                                                      --------
       Total expenses before reimbursement from adviser                173,671
   Less expenses assumed by adviser                                    (22,159)
                                                                      --------
       Net expenses                                                    151,512
                                                                      --------
NET INVESTMENT LOSS                                                    (90,239)
                                                                      --------
NET REALIZED GAIN ON INVESTMENTS                                       562,358
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS                   355,488
                                                                      --------
NET GAIN ON INVESTMENTS                                                917,846
                                                                      --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $827,607
                                                                      --------
                                                                      --------

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ending March 31, 2003 (Unaudited) and For the Year Ended September 30, 2002

                                                                                       2003                2002
                                                                                     --------            --------
OPERATIONS:
   Net investment loss                                                              $   (90,239)       $   (339,812)
   Net realized gain (loss) on investments                                              562,358            (283,996)
   Net change in unrealized appreciation on investments                                 355,488          (6,622,773)
                                                                                    -----------        ------------
       Net increase (decrease) in net assets resulting from operations                  827,607          (7,246,581)
                                                                                    -----------        ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net realized gains ($0.04144 per share)                                --             (67,556)
                                                                                    -----------        ------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (43,667 and 1,132,129 shares, respectively)              585,453          23,305,007
   Net asset value of shares issued in distributions (3,509 shares)                          --              63,758
   Cost of shares redeemed (182,020 and 1,536,338 shares, respectively)              (2,287,728)        (29,783,493)
                                                                                    -----------        ------------
       Net decrease in net assets derived from Fund share activities                 (1,702,275)         (6,414,728)
                                                                                    -----------        ------------
       TOTAL DECREASE                                                                  (874,668)        (13,728,865)
NET ASSETS AT THE BEGINNING OF THE PERIOD                                            14,065,011          27,793,876
                                                                                    -----------        ------------
NET ASSETS AT THE END OF THE PERIOD                                                 $13,190,343        $ 14,065,011
                                                                                    -----------        ------------
                                                                                    -----------        ------------

  The accompanying notes to financial statements are an integral part of these statements.

Reynolds Opportunity Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                            (UNAUDITED)
                                            FOR THE SIX
                                           MONTHS ENDING                      FOR THE YEARS ENDED SEPTEMBER 30,
                                             MARCH 31,       --------------------------------------------------------------------
                                                2003           2002           2001           2000           1999           1998
                                               ------         ------         ------         ------         ------         ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period           $11.24         $16.82         $43.31         $34.23         $21.88         $19.49

Income from investment operations:
   Net investment loss*<F8>                     (0.08)         (0.23)         (0.37)         (0.56)         (0.34)         (0.09)
   Net realized and unrealized
     gain (loss) on investments                  0.69          (5.31)        (25.47)          9.74          13.19           2.48
                                               ------         ------         ------         ------         ------         ------
Total from investment operations                 0.61          (5.54)        (25.84)          9.18          12.85           2.39

Less distributions:
   Dividend from net investment income             --             --             --             --             --             --
   Distributions from net realized gains           --          (0.04)         (0.65)         (0.10)         (0.50)            --
                                               ------         ------         ------         ------         ------         ------
Total from distributions                           --          (0.04)         (0.65)         (0.10)         (0.50)            --
                                               ------         ------         ------         ------         ------         ------
Net asset value, end of period                 $11.85         $11.24         $16.82         $43.31         $34.23         $21.88
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------

TOTAL INVESTMENT RETURN                          5.4%(a)<F11> (33.0%)        (60.4%)         26.9%          60.0%          12.3%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)         13,190         14,065         27,794        104,610         97,317         29,154
Ratio of operating expenses before
  interest expense (after reimbursement)
  to average net assets**<F9>                    2.0%(b)<F12>   1.8%           1.7%           1.3%           1.5%           1.5%
Ratio of interest expense
  to average net assets                          0.0%(b)<F12>   0.0%           0.0%           0.0%            N/A            N/A
Ratio of net investment loss
  to average net assets***<F10>                 (1.2%)(b)<F12> (1.3%)         (1.3%)         (1.0%)         (1.1%)         (0.8%)
Portfolio turnover rate                         52.0%         195.0%          74.0%           8.8%          30.3%          39.4%

   *<F8> For the six months ending March 31, 2003 and in 2002, 2001 and 1999, net investment loss per share is calculated using average shares outstanding. In 2000 and 1998, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
  **<F9> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the six months ending March 31, 2003, the ratio would have been 2.3%(b)<F12>.
***<F10> If the Fund had paid all of its expenses, the ratio would have been (1.5%)(b)<F12> for the six months ending March 31, 2003.
(a)<F11>  Not Annualized.
(b)<F12>  Annualized.

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Fund
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2003 (Unaudited)

ASSETS:
   Investments in securities, at value (cost $17,448,382)          $11,576,103
   Cash                                                                     50
   Receivable from investments sold                                  1,843,357
   Dividends receivable                                                 13,516
                                                                   -----------
       Total assets                                                $13,433,026
                                                                   -----------
                                                                   -----------

LIABILITIES:
   Payable to brokers for securities purchased                     $   418,652
   Payable to U.S. Bank, loan                                        4,139,000
   Payable to adviser for management fees                                7,824
   Payable to administrator for administrative fees                      1,563
   Interest payable                                                     12,794
   Other liabilities                                                    19,772
                                                                   -----------
       Total liabilities                                             4,599,605
                                                                   -----------

NET ASSETS:
   Capital Stock, $0.01 par value; 40,000,000
     shares authorized; 2,804,705 shares outstanding                54,460,891
   Net unrealized depreciation on investments                       (5,872,279)
   Accumulated net realized loss on investments                    (39,755,191)
                                                                   -----------
       Net assets                                                    8,833,421
                                                                   -----------
       Total liabilities and net assets                            $13,433,026
                                                                   -----------
                                                                   -----------

CALCULATION OF NET ASSET VALUE PER SHARE:
   Net asset value, offering and redemption price
     per share ($8,833,421 / 2,804,705 shares outstanding)         $      3.15
                                                                   -----------
                                                                   -----------

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Fund
SCHEDULE OF INVESTMENTS
March 31, 2003 (Unaudited)

  SHARES                                                              VALUE
  ------                                                              -----
LONG-TERM INVESTMENTS -- 100.0% (A)<F14>
COMMON STOCKS -- 100.0% (A)<F14>

            AIRLINES/AEROSPACE -- 1.0%
   8,000    Delta Air Lines, Inc.                                  $    71,200
   3,000    Southwest Airlines Co.                                      43,080
                                                                   -----------
                                                                       114,280

            APPLICATION SOFTWARE -- 6.6%
   4,000    Computer Associates
              International, Inc.                                       54,640
  26,000    i2 Technologies, Inc.*<F13>                                 13,000
   2,000    Microsoft Corp.                                             48,420
  20,000    Oracle Corp.*<F13>                                         216,980
   7,000    PeopleSoft, Inc.*<F13>                                     107,100
   4,000    SAP AG SP-ADR                                               75,840
  20,000    Siebel Systems, Inc.*<F13>                                 160,200
   5,000    VERITAS Software Corp.*<F13>                                87,950
                                                                   -----------
                                                                       764,130

            BANKS -- 1.0%
   2,000    Citigroup Inc.                                              68,900
   2,000    J.P. Morgan Chase & Co.                                     47,420
                                                                   -----------
                                                                       116,320

            BEVERAGES -- 1.4%
   2,000    Coca-Cola Co.                                               80,960
   2,000    PepsiCo, Inc.                                               80,000
                                                                   -----------
                                                                       160,960

            BIOTECHNOLOGY -- 2.4%
  21,000    Elan Corp. plc -- SP-ADR*<F13>                              58,590
   4,000    ImClone Systems Inc.*<F13>                                  66,160
   9,000    Millennium Pharmaceuticals, Inc.                            70,740
   5,000    Protein Design Labs, Inc.*<F13>                             37,150
   3,000    Sepracor Inc.*<F13>                                         40,620
                                                                   -----------
                                                                       273,260

            BUILDING -- 2.7%
  13,000    Home Depot, Inc.                                           316,680

            BUSINESS SOFTWARE & SERVICES -- 2.0%
  10,000    BEA Systems, Inc.*<F13>                                    101,400
   2,000    Expedia, Inc. Cl A*<F13>                                   103,320
  11,000    Manugistics Group, Inc.*<F13>                               25,080
                                                                   -----------
                                                                       229,800

            CABLE TV/BROADCASTING -- 0.1%
   3,000    XM Satellite Radio Holdings Inc.*<F13>                      17,670

            COMMUNICATION EQUIPMENT -- 4.2%
  21,000    Corning Inc.*<F13>                                         122,640
  12,700    L.M. Ericsson Telephone Co. ADR                             80,772
  19,000    Harmonic Inc.*<F13>                                         63,270
  50,800    JDS Uniphase Corp.*<F13>                                   144,780
   2,000    QUALCOMM Inc.                                               72,000
                                                                   -----------
                                                                       483,462

            COMPUTER NETWORKING -- 1.2%
  14,000    Juniper Networks, Inc.*<F13>                               114,380
  13,000    Sonus Networks, Inc.*<F13>                                  29,250
                                                                   -----------
                                                                       143,630

            COMPUTER & PERIPHERALS -- 6.1%
   5,000    Dell Computer Corp.*<F13>                                  136,550
  26,000    EMC Corp. (Mass.)*<F13>                                    187,980
   6,000    McDATA Corp.*<F13>                                          51,540
  16,000    Network Appliance, Inc.*<F13>                              179,040
  46,000    Sun Microsystems, Inc.*<F13>                               149,960
                                                                   -----------
                                                                       705,070

            COMPUTER SOFTWARE & SERVICES -- 0.2%
   4,000    Sonic Solutions*<F13>                                       22,800

            DRUGS -- 2.8%
   2,000    Eli Lilly & Co.                                            114,300
   2,500    Merck & Co., Inc.                                          136,950
   2,500    Pfizer Inc.                                                 77,900
                                                                   -----------
                                                                       329,150

            ELECTRICAL EQUIPMENT -- 3.4%
   6,500    General Electric Co.                                       165,750
  27,725    Motorola, Inc.                                             229,008
                                                                   -----------
                                                                       394,758

            ELECTRONICS -- 1.2%
   5,000    Adaptec, Inc.*<F13>                                         30,150
   3,000    NVIDIA Corp.*<F13>                                          38,640
  16,000    Sanmina-SCI Corp.*<F13>                                     64,640
                                                                   -----------
                                                                       133,430

            ENERGY -- 0.9%
  10,000    Calpine Corp.*<F13>                                         33,000
   2,000    Exxon Mobil Corp.                                           69,900
                                                                   -----------
                                                                       102,900

            ENERGY-SERVICES -- 0.7%
   2,000    Schlumberger Ltd.                                           76,020

            ENTERTAINMENT/MEDIA -- 3.6%
  19,000    The Walt Disney Co.                                        323,380
   5,000    Liberty Media Corp.*<F13>                                   48,650
   3,000    Marvel Enterprises, Inc.*<F13>                              41,460
                                                                   -----------
                                                                       413,490

            FINANCIAL SERVICES -- 5.2%
   2,000    American Express Co.                                        66,460
   5,000    Merrill Lynch & Co., Inc.                                  177,000
   5,000    Morgan Stanley                                  .          191,750
  22,500    The Charles Schwab Corp.                                   162,450
                                                                   -----------
                                                                       597,660

            FOODS -- 0.5%
   2,000    Kellogg Co.                                                 61,300

            HOUSEHOLD PRODUCTS -- 1.2%
   2,000    Gillette Co.                                                61,880
   2,000    Wyeth                                                       75,640
                                                                   -----------
                                                                       137,520

            INTERNET INFORMATION PROVIDERS -- 1.3%
   6,000    chinadotcom corp.*<F13>                                     19,560
   9,000    WebMD Corp.*<F13>                                           81,180
   2,000    Yahoo! Inc.*<F13>                                           48,040
                                                                   -----------
                                                                       148,780

            INTERNET SOFTWARE & SERVICES -- 4.4%
  22,000    Ariba, Inc.*<F13>                                           62,040
  13,000    Citrix Systems, Inc.*<F13>                                 171,080
  15,000    FreeMarkets, Inc.*<F13>                                     82,050
   7,000    Kana Software, Inc.*<F13>                                   28,000
   6,000    Netegrity, Inc.*<F13>                                       22,260
  18,000    Openwave Systems Inc.*<F13>                                 25,560
   9,000    RealNetworks, Inc.*<F13>                                    37,170
   9,000    Red Hat, Inc.*<F13>                                         48,870
  23,000    Safeguard Scientifics, Inc.*<F13>                           32,430
                                                                   -----------
                                                                       509,460

            MEDICAL SERVICES -- 0.5%
   1,500    Universal Health Services, Inc. Cl B*<F13>                  61,155

            MEDICAL SUPPLIES -- 1.6%
   2,000    Abbott Laboratories                                         75,220
   2,000    Johnson & Johnson                                          115,740
                                                                   -----------
                                                                       190,960

            OFFICE EQUIPMENT & SUPPLIES -- 1.4%
   7,000    Staples, Inc.*<F13>                                        128,310
   4,000    Xerox Corp.*<F13>                                           34,800
                                                                   -----------
                                                                       163,110

            RESTAURANTS -- 0.8%
   3,000    McDonald's Corp.                                            43,380
   2,000    Wendy's International, Inc.                                 55,020
                                                                   -----------
                                                                        98,400

            RETAIL-SPECIALTY -- 2.8%
   2,000    Best Buy Co., Inc.*<F13>                                    53,940
   8,000    Bombay Company, Inc.*<F13>                                  43,600
   1,000    eBay Inc.*<F13>                                             85,310
   6,000    Office Depot, Inc.*<F13>                                    70,980
   3,000    OfficeMax, Inc.*<F13>                                       15,450
   2,000    USA Interactive*<F13>                                       53,580
                                                                   -----------
                                                                       322,860

            RETAIL STORES -- 2.6%
   2,000    Costco Wholesale Corp.*<F13>                                60,060
   5,000    The Gap, Inc.                                               72,450
   3,000    Target Corp.                                                87,780
   1,500    Wal-Mart Stores, Inc.                                       78,045
                                                                   -----------
                                                                       298,335

            SECURITY SOFTWARE & SERVICES -- 2.3%
   4,000    Network Associates, Inc.*<F13>                              55,240
  11,000    RSA Security Inc.*<F13>                                     78,100
  15,000    VeriSign, Inc.*<F13>                                       131,100
                                                                   -----------
                                                                       264,440

            SEMICONDUCTORS -- 14.2%
  12,000    Altera Corp.*<F13>                                         162,480
   5,000    Broadcom Corp.*<F13>                                        61,750
  12,000    Cirrus Logic, Inc.*<F13>                                    24,120
  18,000    Conexant Systems, Inc.*<F13>                                26,820
   6,000    Cypress Semiconductor Corp.*<F13>                           41,400
  16,000    Flextronics International Ltd.*<F13>                       139,520
   8,000    Integrated Device Technology, Inc.*<F13>                    63,520
   9,000    Intel Corp.                                                146,520
   8,000    Lattice Semiconductor Corp.*<F13>                           60,320
  26,000    LSI Logic Corp.*<F13>                                      117,520
   3,000    Maxim Integrated Products, Inc.                            108,360
  12,000    PMC-Sierra, Inc.*<F13>                                      71,400
   2,000    QLogic Corp.*<F13>                                          74,280
   9,000    Rambus Inc.*<F13>                                          118,890
  10,000    RF Micro Devices, Inc.*<F13>                                60,070
   9,000    Texas Instruments Inc.                                     147,330
  17,000    TriQuint Semiconductor, Inc.*<F13>                          47,940
  49,000    Vitesse Semiconductor Corp.*<F13>                          104,860
   6,000    Xicor, Inc.*<F13>                                           24,360
   2,000    Xilinx, Inc.*<F13>                                          46,820
                                                                   -----------
                                                                     1,648,280

            SEMICONDUCTORS CAPITAL SPENDING -- 4.4%
   7,000    Applied Materials, Inc.*<F13>                               88,060
   8,000    ASML Holding N.V. - NYS*<F13>                               52,560
  10,000    Asyst Technologies, Inc.*<F13>                              54,200
   2,000    KLA-Tencor Corp.*<F13>                                      71,884
  18,000    Kulicke and Soffa Industries, Inc.*<F13>                    85,500
   2,000    Novellus Systems, Inc.*<F13>                                54,540
   7,000    Teradyne, Inc.*<F13>                                        81,480
  33,000    TranSwitch Corp.*<F13>                                      16,170
                                                                   -----------
                                                                       504,394

            SERVICES -- 0.1%
  12,000    Edison Schools Inc.*<F13>                                   10,800

            SYSTEM SOFTWARE -- 0.5%
   2,000    Mercury Interactive Corp.*<F13>                             59,360

            TELECOMMUNICATION SERVICES -- 0.3%
   9,000    Qwest Communications
              International Inc.*<F13>                                  31,410

            TELECOMMUNICATIONS -- 4.4%
   9,000    ADC Telecommunications, Inc.*<F13>                          18,540
  24,000    Agere Systems Inc.*<F13>                                    38,400
  18,000    CIENA Corp.*<F13>                                           78,660
   7,000    Comverse Technology, Inc.*<F13>                             79,170
  26,000    Lucent Technologies Inc.                                    38,220
  83,400    Nortel Networks Corp.                                      173,472
  15,000    Tellabs, Inc.*<F13>                                         86,850
                                                                   -----------
                                                                       513,312

            TELEPHONE SERVICES -- 1.1%
   2,000    Comcast Corp.*<F13>                                         57,180
  14,000    McLeodUSA Inc. ESCROW SHRS*<F13>                                 0
   6,000    Sprint Corp. (FON Group)                                    70,500
                                                                   -----------
                                                                       127,680

            WIRELESS COMMUNICATION -- 8.9%
  15,000    AT&T Wireless Services Inc.*<F13>                           99,000
  21,000    Nextel Communications, Inc.*<F13>                          281,190
  38,000    Nokia Corp. "A" SP-ADR                                     532,380
   6,000    REMEC, Inc.*<F13>                                           28,800
   2,000    Research In Motion Ltd.*<F13>                               26,120
  14,000    Sprint Corp. (PCS Group)*<F13>                              61,040
                                                                   -----------
                                                                     1,028,530
                                                                   -----------
              Total common stocks
                (cost $17,447,835)                                  11,575,556
                                                                   -----------
              Total long-term investments
                (cost $17,447,835)                                  11,575,556

PRINCIPAL AMOUNT
----------------
SHORT-TERM INVESTMENTS -- 0.0% (A)<F14>
            VARIABLE RATE DEMAND NOTE
    $547    U.S. Bank, N.A.                                                547
                                                                   -----------
              Total short-term investments
                (cost $547)                                                547
                                                                   -----------
              Total investments -- 100%
                (cost $17,448,382)                                 $11,576,103
                                                                   -----------
                                                                   -----------

  *<F13>  Non-income producing security.
(a)<F14> Percentages for the various classifications relate to investments. ADR - American Depository Receipt
     NYS  - NY Registered Shares

  The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Fund
STATEMENT OF OPERATIONS
For the Six Months Ending March 31, 2003 (Unaudited)

INCOME:
   Dividends                                                       $    53,986
   Interest                                                              2,063
                                                                   -----------
       Total income                                                     56,049
                                                                   -----------

EXPENSES:
   Management fees                                                      56,200
   Professional fees                                                    12,906
   Custodian fees                                                       12,012
   Administrative services                                              11,240
   Distribution fees                                                    10,010
   Registration fees                                                     9,222
   Transfer agent fees                                                   8,390
   Printing and postage expense                                          4,658
   Insurance expense                                                     2,784
   Board of Directors fees                                               2,500
   Other expenses                                                           56
                                                                   -----------
       Total operating expenses before interest
         expense and reimbursement from adviser                        129,978
   Interest expense                                                     71,642
                                                                   -----------
       Total expenses before reimbursement from adviser                201,620
   Less expenses assumed by adviser                                    (19,049)
                                                                   -----------
       Net expenses                                                    182,571
                                                                   -----------
NET INVESTMENT LOSS                                                   (126,522)
                                                                   -----------
NET REALIZED LOSS ON INVESTMENTS                                    (2,009,125)
NET CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS                 2,425,694
                                                                   -----------
NET GAIN ON INVESTMENTS                                                416,569
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $   290,047
                                                                   -----------
                                                                   -----------

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ending March 31, 2003 (Unaudited) and For the Year Ended September 30, 2002

                                                                                       2003                2002
                                                                                     --------            --------
OPERATIONS:
   Net investment loss                                                              $  (126,522)       $   (266,133)
   Net realized loss on investments                                                  (2,009,125)         (3,935,996)
   Net change in unrealized appreciation on investments                               2,425,694            (704,616)
                                                                                    -----------        ------------
       Net increase (decrease) in net assets resulting from operations                  290,047          (4,906,745)
                                                                                    -----------        ------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (402,411 and 19,588,999 shares, respectively)          1,426,402          93,220,020
   Cost of shares redeemed (1,081,786 and 20,729,576 shares, respectively)           (3,363,560)        (97,969,191)
                                                                                    -----------        ------------
       Net decrease in net assets derived from Fund share activities                 (1,937,158)         (4,749,171)
                                                                                    -----------        ------------
       TOTAL DECREASE                                                                (1,647,111)         (9,655,916)
NET ASSETS AT THE BEGINNING OF THE PERIOD                                            10,480,532          20,136,448
                                                                                    -----------        ------------
NET ASSETS AT THE END OF THE PERIOD                                                 $ 8,833,421        $ 10,480,532
                                                                                    -----------        ------------
                                                                                    -----------        ------------

FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                                                (UNAUDITED)
                                                                FOR THE SIX
                                                               MONTHS ENDING        FOR THE YEARS ENDED SEPTEMBER 30,
                                                                 MARCH 31,        --------------------------------------
                                                                    2003           2002           2001        2000+<F15>
                                                                   ------         ------         ------       ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                              $  3.01        $  4.35        $ 13.14        $ 10.00

Income from investment operations:
   Net investment loss                                              (0.04)         (0.06)         (0.09)         (0.12)
   Net realized and unrealized gain (loss) on investments            0.18          (1.28)         (8.70)          3.26
                                                                  -------        -------        -------        -------
Total from investment operations                                     0.14          (1.34)         (8.79)          3.14

Less distributions:
   Dividend from net investment income                                 --             --             --             --
   Distribution from net realized gains                                --             --             --             --
                                                                  -------        -------        -------        -------
Total from distributions                                               --             --             --             --
                                                                  -------        -------        -------        -------
Net asset value, end of period                                    $  3.15        $  3.01        $  4.35        $ 13.14
                                                                  -------        -------        -------        -------
                                                                  -------        -------        -------        -------

TOTAL INVESTMENT RETURN                                              4.7%(a)<F16> (30.8%)        (66.9%)         31.4%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                              8,833         10,481         20,136         69,255
Ratio of operating expenses before interest expense
  (after reimbursement) to average net assets*<F18>                  2.0%(b)<F17>   1.9%           1.5%           1.5%
Ratio of interest expense to average net assets                      1.3%(b)<F17>   0.2%           0.1%           0.0%
Ratio of net investment loss to average net assets**<F19>           (2.3%)(b)<F17> (1.4%)         (0.9%)         (1.2%)
Portfolio turnover rate                                             94.6%         408.5%         275.5%          23.6%

  +<F15>  Commencement of operations October 1, 1999.
(a)<F16>  Not Annualized.
(b)<F17>  Annualized.
  *<F18> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the six months ending March 31, 2003, the ratio would have been 2.3%(b)<F17>.
 **<F19> If the Fund had paid all of its expenses, the ratio would have been (2.6%)(b)<F17> for the six months ending March 31, 2003.

  The accompanying notes to financial statements are an integral part of these statements.

Reynolds U.S. Government Bond Fund
STATEMENT OF NET ASSETS
March 31, 2003 (Unaudited)

PRINCIPAL
  AMOUNT                                                              VALUE
---------                                                             -----
LONG-TERM INVESTMENTS -- 42.4% (A)<F20>
             FEDERAL AGENCIES -- 42.4 %
  $200,000   Federal Home Loan Mortgage
               Corp., 2.50%, due 8/27/04                            $  201,071
   200,000   Federal National Mortgage
               Association, 2.50%, due  8/27/04                        201,077
   250,000   Federal Home Loan Mortgage
               Corp., 2.25%, due 09/24/04                              251,283
   300,000   Federal National Mortgage
               Association, 2.85%, due 02/27/06                        302,002
   250,000   Federal Home Loan Bank,
               3.30%, due 11/28/06                                     250,850
   300,000   Federal Home Loan Mortgage
               Corp., 3.00%, due 9/26/04(b)<F21>                       298,866
                                                                    ----------
               Total long-term investments
                 (cost $1,497,019)                                   1,505,149

SHORT-TERM INVESTMENTS -- 59.7% (A)<F20>
             FEDERAL AGENCIES -- 50.7 %
   300,000   Federal Home Loan Bank,
               2.53%, due 04/04/03                                     300,034
   300,000   Federal Home Loan Bank,
               2.60%, due 04/08/03                                     300,094
   300,000   Federal Home Loan Bank,
               1.05%, due 04/17/03                                     299,860
   300,000   Federal Home Loan Bank,
               2.50%, due 04/17/03                                     300,179
   300,000   Federal Home Loan Bank,
               1.03%, due 04/22/03                                     299,819
   300,000   Federal Home Loan Bank,
               1.06%, due 04/24/03                                     299,797
                                                                    ----------
               Total federal agencies
                 (cost $1,799,783)                                   1,799,783

             VARIABLE RATE DEMAND NOTES -- 9.0 %
   175,000   U.S. Bank, N.A.                                           175,000
   144,099   Wisconsin Corporate
               Central Credit Union                                    144,099
                                                                    ----------
               Total variable rate demand notes
                 (cost $319,099)                                       319,099
                                                                    ----------
               Total short-term investments
                 (cost $2,118,882)                                   2,118,882
                                                                    ----------
               Total investments
                 (cost $3,615,901)                                   3,624,031
             Liabilities, less cash and
               receivables -- (2.1%) (A)<F20>                          (74,050)
                                                                    ----------
               NET ASSETS                                           $3,549,981
                                                                    ----------
                                                                    ----------
             Net Asset Value Per Share
               ($0.01 par value 20,000,000
               shares authorized), offering
               and redemption price
               ($3,549,981 / 365,699
               shares outstanding)                                  $     9.71
                                                                    ----------
                                                                    ----------

(a)<F20>  Percentages for the various classifications relate to net assets.
(b)<F21> Variable Rate Security - The rate reported is the rate in effect as of March 31, 2003. The date shown is the next interest adjustment date.

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds U.S. Government Bond Fund
STATEMENT OF OPERATIONS
For the Six Months Ending March 31, 2003 (Unaudited)

INCOME:
   Interest                                                            $44,281
                                                                       -------

EXPENSES:
   Management fees                                                      13,758
   Professional fees                                                    11,604
   Transfer agent fees                                                   6,529
   Registration fees                                                     3,865
   Administrative services                                               1,834
   Printing and postage expense                                          1,489
   Insurance expense                                                     1,009
   Board of Directors fees                                                 625
   Custodian fees                                                          499
   Other expenses                                                          643
                                                                       -------
       Total expenses before reimbursement
         and management fee waiver                                      41,855
   Less expenses assumed by adviser                                    (25,346)
                                                                       -------
       Net expenses                                                     16,509
                                                                       -------
NET INVESTMENT INCOME                                                   27,772
                                                                       -------
NET REALIZED LOSS ON INVESTMENTS                                        (2,709)
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS                    (2,737)
                                                                       -------
NET LOSS ON INVESTMENTS                                                 (5,446)
                                                                       -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $22,326
                                                                       -------
                                                                       -------

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds U.S. Government Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ending March 31, 2003 (Unaudited) and For the Year Ended September 30, 2002

                                                                                                  2003           2002
                                                                                                --------       --------
OPERATIONS:
   Net investment income                                                                       $   27,772     $   95,057
   Net realized (loss) gain on investments                                                         (2,709)        16,697
   Net change in unrealized appreciation on investments                                            (2,737)       (37,883)
                                                                                               ----------     ----------
        Net increase in net assets resulting from operations                                       22,326         73,871
                                                                                               ----------     ----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income ($0.0714 and $0.2165 per share, respectively)             (27,772)       (95,057)
                                                                                               ----------     ----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (25,587 and 111,795 shares, respectively)                          248,386      1,089,301
   Net asset value of shares issued in distributions (2,973 and 10,042 shares, respectively)       28,885         97,831
   Cost of shares redeemed (46,847 and 207,087 shares, respectively)                             (455,033)    (2,018,485)
                                                                                               ----------     ----------
        Net decrease in net assets derived from Fund share activities                            (177,762)      (831,353)
                                                                                               ----------     ----------
        TOTAL DECREASE                                                                           (183,208)      (852,539)
NET ASSETS AT THE BEGINNING OF THE PERIOD                                                       3,733,189      4,585,728
                                                                                               ----------     ----------
NET ASSETS AT THE END OF THE PERIOD                                                            $3,549,981     $3,733,189
                                                                                               ----------     ----------
                                                                                               ----------     ----------

  The accompanying notes to financial statements are an integral part of these statements.

Reynolds U.S. Government Bond Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                            (UNAUDITED)
                                            FOR THE SIX
                                           MONTHS ENDING                      FOR THE YEARS ENDED SEPTEMBER 30,
                                             MARCH 31,        ------------------------------------------------------------------
                                                2003           2002           2001           2000           1999           1998
                                               ------         ------         ------         ------         ------         ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period           $ 9.72         $ 9.77         $ 9.62         $ 9.65         $ 9.81         $ 9.76

Income from investment operations:
   Net investment income                         0.07           0.22           0.43           0.49           0.47           0.53
   Net realized and unrealized
     (loss) gain on investments                 (0.01)         (0.05)          0.15          (0.03)         (0.16)          0.05
                                               ------         ------         ------         ------         ------         ------
Total from investment operations                 0.06           0.17           0.58           0.46           0.31           0.58

Less distributions:
   Dividends from net investment income         (0.07)         (0.22)         (0.43)         (0.49)         (0.47)         (0.53)
   Distribution from net realized gains            --             --             --             --             --             --
                                               ------         ------         ------         ------         ------         ------
Total from distributions                        (0.07)         (0.22)         (0.43)         (0.49)         (0.47)         (0.53)
                                               ------         ------         ------         ------         ------         ------
Net asset value, end of period                 $ 9.71         $ 9.72         $ 9.77         $ 9.62         $ 9.65         $ 9.81
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------

TOTAL INVESTMENT RETURN                         0.63%(a)<F22>  1.72%          6.19%          4.85%          3.18%          6.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)          3,550          3,733          4,586          4,575          4,135          3,074
Ratio of expenses (after reimbursement)
  to average net assets*<F24>                   0.90%(b)<F23>  0.90%          0.90%          0.90%          0.90%          0.90%
Ratio of net investment income
  to average net assets**<F25>                  1.51%(b)<F23>  2.24%          4.50%          5.04%          4.78%          5.40%
Portfolio turnover rate                         60.2%         138.1%          18.6%          17.0%             --             --

(a)<F22>  Not Annualized.
(b)<F23>  Annualized.
  *<F24> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 2.28%(b)<F23>, 2.00%, 2.09%, 1.93%, 2.15% and 2.37%
          for the six months ending March 31, 2003 and for the years ended September 30, 2002, 2001, 2000, 1999 and 1998, respectively.
 **<F25> The ratios of net investment income prior to adviser's expense limitation undertaking to average net assets for the six months ending March 31, 2003 and for the years ended September 30, 2002, 2001, 2000, 1999 and 1998 would have been 0.13%(b)<F23>, 1.14%, 3.31%, 4.01%,
          3.53% and 3.93%, respectively.

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Money Market Fund
STATEMENT OF NET ASSETS
March 31, 2003 (Unaudited)

 PRINCIPAL
  AMOUNT                                                                                          RATING         VALUE
 ---------                                                                                        ------         -----
SHORT-TERM INVESTMENTS -- 99.3% (A)<F26>

                U.S. TREASURY SECURITIES -- 94.5%
 $1,000,000     U.S. Treasury Bills, 1.01%, due 04/03/03                                                      $  999,944
  1,000,000     U.S. Treasury Bills, 1.07%, due 04/10/03                                                         999,732
  1,000,000     U.S. Treasury Bills, 1.05%, due 04/17/03                                                         999,533
  1,000,000     U.S. Treasury Bills, 1.06%, due 04/24/03                                                         999,323
  1,000,000     U.S. Treasury Bills, 1.00%, due 05/01/03                                                         999,167
  1,000,000     U.S. Treasury Bills, 1.04%, due 05/08/03                                                         998,931
    800,000     U.S. Treasury Bills, 1.04%, due 05/15/03                                                         798,983
                                                                                                              ----------
                      Total U.S. treasury securities (amortized cost $6,795,613)                               6,795,613

                VARIABLE RATE DEMAND NOTES -- 4.8%
    166,571     U.S. Bank, N.A.                                                                   A1+P1          166,571
    178,000     Wisconsin Corporate Central Credit Union                                          A1+P1          178,000
                                                                                                              ----------
                      Total variable rate demand notes (cost $344,571)                                           344,571
                                                                                                              ----------
                      Total investments (amortized cost $7,140,184)                                            7,140,184
                Cash and receivables, less liabilities -- 0.7% (A)<F26>                                           53,475
                                                                                                              ----------
                      NET ASSETS                                                                              $7,193,659
                                                                                                              ----------
                                                                                                              ----------
                Net Asset Value Per Share ($0.01 par value 500,000,000 shares authorized),
                  offering and redemption price ($7,193,659 / 7,193,659 shares outstanding)                   $     1.00
                                                                                                              ----------
                                                                                                              ----------

     (a)<F26> Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Money Market Fund
STATEMENT OF OPERATIONS
For the Six Months Ending March 31, 2003 (Unaudited)

INCOME:
   Interest                                                            $50,555
                                                                       -------

EXPENSES:
   Management fees                                                      20,104
   Registration fees                                                    16,592
   Professional fees                                                    11,897
   Transfer agent fees                                                  11,574
   Administrative services                                               4,021
   Printing and postage expense                                          3,258
   Insurance expense                                                     2,150
   Board of Directors fees                                               1,875
   Custodian fees                                                        1,324
   Other expenses                                                          683
                                                                       -------
       Total operating expenses before interest expense,
         reimbursement and management fee waiver                        73,478
   Interest expense                                                      1,011
                                                                       -------
       Total expenses before reimbursement and management fee waiver    74,489

   Less expenses assumed by adviser                                    (47,343)
                                                                       -------
       Net expenses                                                     27,146
                                                                       -------
NET INVESTMENT INCOME                                                   23,409
NET REALIZED LOSS ON INVESTMENTS                                           (51)
                                                                       -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $23,358
                                                                       -------
                                                                       -------

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Money Market Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ending March 31, 2003 (Unaudited) and For the Year Ended September 30, 2002

                                                                                                     2003           2002
                                                                                                    ------         ------
OPERATIONS:
   Net investment income                                                                         $    23,409    $     129,280
   Net realized loss on investments                                                                      (51)          (2,412)
                                                                                                 -----------    -------------
        Net increase in net assets resulting from operations                                          23,358          126,868
                                                                                                 -----------    -------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income ($0.0028 and $0.0103 per share, respectively)                (23,358)        (126,868)
                                                                                                 -----------    -------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (4,151,975 and 163,140,033 shares, respectively)                    4,151,975      163,140,033
   Net asset value of shares issued in distributions (25,803 and 137,323 shares, respectively)        25,803          137,323
   Cost of shares redeemed (6,699,937 and 169,028,083 shares, respectively)                       (6,699,937)    (169,028,083)
                                                                                                 -----------    -------------
        Net decrease in net assets derived from Fund share activities                             (2,522,159)      (5,750,727)
                                                                                                 -----------    -------------
        TOTAL DECREASE                                                                            (2,522,159)      (5,750,727)
NET ASSETS AT THE BEGINNING OF THE PERIOD                                                          9,715,818       15,466,545
                                                                                                 -----------    -------------
NET ASSETS AT THE END OF THE PERIOD                                                              $ 7,193,659    $   9,715,818
                                                                                                 -----------    -------------
                                                                                                 -----------    -------------

FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                            (UNAUDITED)
                                            FOR THE SIX
                                           MONTHS ENDING                      FOR THE YEARS ENDED SEPTEMBER 30,
                                             MARCH 31,        ------------------------------------------------------------------
                                                2003           2002           2001           2000           1999           1998
                                               ------         ------         ------         ------         ------         ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period           $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00

Income from investment operations:
   Net investment income                         0.00           0.01           0.04           0.05           0.04           0.05

Less distributions:
   Dividends from net investment income         (0.00)         (0.01)         (0.04)         (0.05)         (0.04)         (0.05)
                                               ------         ------         ------         ------         ------         ------
Net asset value, end of period                 $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------

TOTAL INVESTMENT RETURN                         0.28%(a)<F27>  1.03%          4.29%          5.34%          4.46%          4.99%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)          7,194          9,716         15,467         28,210         16,462          4,879
Ratio of operating expenses before
  interest expense (after reimbursement)
  to average net assets*<F29>                   0.65%(b)<F28>  0.65%          0.65%          0.65%          0.65%          0.65%
Ratio of interest expense
  to average net assets                         0.03%(b)<F28>  0.02%          0.01%          0.01%            N/A            N/A
Ratio of net investment income
  to average net assets**<F30>                  0.58%(b)<F28>  1.08%          4.29%          5.24%          4.35%          4.88%

(a)<F27>  Not Annualized.
(b)<F28>  Annualized.
  *<F29> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 1.83%(b)<F28>, 1.22%, 1.09%, 1.16%, 1.37% and 1.96%
          for the six months ending March 31, 2003 and for the years ended September 30, 2002, 2001, 2000, 1999 and 1998, respectively.
 **<F30> If the Fund had paid all of its expenses, the ratios would have been (0.60%)(b)<F28>, 0.51%, 3.85%, 4.74%, 3.63% and 3.57% for the six
          months ending March 31, 2003 and for the years ended September 30, 2002, 2001, 2000, 1999 and 1998, respectively

The accompanying notes to financial statements are an integral part of these statements. Reynolds Funds, Inc.

NOTES TO FINANCIAL STATEMENTS
March 31, 2003 (Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

     The following is a summary of significant accounting policies of the Reynolds Funds, Inc. (the "Company"), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. This Company consists of a series of five funds: the Reynolds Blue Chip Growth Fund ("Blue Chip Fund"), the Reynolds Opportunity Fund ("Opportunity Fund"), the Reynolds Fund ("Reynolds Fund"), the Reynolds U.S. Government Bond Fund ("Government Bond Fund") and the Reynolds Money Market Fund ("Money Market Fund") (collectively the "Funds"). The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The Company was incorporated under the laws of Maryland on April 28,1988.

     The investment objective of the Blue Chip Fund is to produce long-term growth of capital, with current income as a secondary objective, by investing in a diversified portfolio of common stocks issued by well-established growth companies commonly referred to as "blue chip" companies; the investment objective of the Opportunity Fund is to produce long-term growth of capital by investing in a diversified portfolio of common stocks having above average growth characteristics; the investment objective of the Reynolds Fund is to produce long-term growth of capital; the investment objective of the Government Bond Fund is to provide a high level of current income by investing in a diversified portfolio of securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities; and the investment objective of the Money Market Fund is to provide a high level of current income, consistent with liquidity, the preservation of capital and a stable net asset value, by investing in a diversified portfolio of high-quality, highly liquid money market instruments.

     (a) Each security for the Blue Chip Fund, Opportunity Fund, Reynolds Fund and Government Bond Fund, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Short-term investments with maturities of 60 days or less held by these Funds and all instruments held by the Money Market Fund are valued at amortized cost which approximates quoted market value. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. For financial reporting purposes, investment transactions are recorded on trade date.

     (b) Net realized gains and losses on securities are computed on the identified cost basis.

     (c) The Funds record dividend income on the ex-dividend date and interest income on the accrual basis.

     (d) The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) Provision has not been made for Federal income taxes since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

     The Funds have management agreements with Reynolds Capital Management ("RCM"), #with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, the Blue Chip Fund, the Opportunity Fund and the Reynolds Fund will pay RCM a monthly management fee at the annual rate of 1% of such Funds' daily net assets; from the Government Bond Fund a monthly fee of 0.75% of such Fund's daily net assets; and from the Money Market Fund a monthly fee of 0.5% of such Fund's daily net assets. For the six months ending March 31, 2003, RCM voluntarily waived $13,758 and $20,104 of the management fees due from the Government Bond Fund and the Money Market Fund, respectively, under the agreements.

     In addition, RCM has voluntarily reimbursed the Opportunity Fund, Reynolds Fund, Government Bond Fund and the Money Market Fund for expenses over 2.00%, 1.95%, 0.90% and 0.65%, respectively, of the daily net assets of such Fund totaling $22,159, $19,049, $11,588 and $27,239. These voluntary reimbursements to the Opportunity Fund, Reynolds Fund, Government Bond Fund and the Money Market Fund may be modified or discontinued at any time by RCM.

     The Funds have administrative agreements with Fiduciary Management, Inc. ("FMI"), with whom certain officers of the Funds are affiliated, to supervise all aspects of the Funds' operations except those per#formed by RCM pursuant to the management agreements. Under the terms of the agreements, the Blue Chip Fund, the Opportunity Fund and the Reynolds Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% of such Funds' daily net assets up to and including $30,000,000 and 0.1% of such Funds' daily net assets in excess of $30,000,000; and the Government Bond Fund and the Money Market Fund will pay FMI a monthly administrative fee at the annual rate of 0.1% of such Funds' daily net assets.

     The Blue Chip Fund, Opportunity Fund and the Reynolds Fund have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that each Fund adopting it may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of such Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year.

(3)  CREDIT FACILITY --

     U.S. Bank, N.A. has made available to the Blue Chip Fund, Opportunity Fund, Reynolds Fund and Money Market Fund a credit facility pursuant to the respective Credit Agreements dated August 7, 2000 for the purpose of having cash available to cover incoming redemptions. The Reynolds Fund can also use the credit facility to purchase securities. The Credit Agreements expire July 31, 2003. The terms of the respective agreements are as follows:

                                                  BLUE CHIP          OPPORTUNITY           REYNOLDS          MONEY MARKET
                                                     FUND                FUND                FUND                FUND
                                                 ------------        ------------        ------------        ------------
     Payment Terms                              Due in 45 days      Due in 45 days      Due in 90 days      Due in 45 days
     Interest                                  Prime Rate - 1%     Prime Rate - 1%     Prime Rate - 1%     Prime Rate - 1%
     Unused Line Fees                               0.10%               0.10%               0.10%               0.10%
     Credit Limit                                 $5,000,000          $3,000,000          $5,500,000          $2,000,000
     Average Daily Balance Outstanding             $826,049            $177,648           $4,258,753              $0
     Maximum Amount Outstanding                   $3,132,000           $829,000           $5,500,000              $0
     Interest Expense                              $15,711              $4,349             $71,642              $1,011

(4)  DISTRIBUTION TO SHAREHOLDERS --

     Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(5)  INVESTMENT TRANSACTIONS --

     For the six months ending March 31, 2003, purchases and proceeds of sales of investment securities of the Blue Chip Fund (excluding short-term securities) were $4,840,490 and $6,462,063, respectively; purchases and proceeds of sales of investment securities of the Opportunity Fund (excluding short-term securities) were $8,698,217 and $7,389,022, respectively; purchases and proceeds of sales of long-term investment securities of the Reynolds Fund (excluding short-term securities) were $16,999,839 and $13,512,774, respectively; and purchases and proceeds of sales of long-term investment securities for the Government Bond Fund (excluding short-term securities) were $1,447,188 and $1,700,000, respectively.

(6)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

     As of March 31, 2003, liabilities of the Funds included the following:

                                                       BLUE CHIP     OPPORTUNITY      REYNOLDS      GOVERNMENT    MONEY MARKET
                                                          FUND           FUND           FUND        BOND FUND         FUND
                                                      -----------    -----------    -----------    -----------    -----------
     Payable to brokers for securities purchased       $     --        $    --       $  418,652       $  --          $   --
     Payable to RCM for management fees                  70,050         11,636            7,824          --              --
     Payable to shareholders for redemptions             50,035             --               --          --              --
     Loan payable                                        22,000             --        4,139,000          --              --
     Payable to FMI for administrative fees               9,547          2,325            1,563         304             672
     Interest payable                                     6,503            660           12,794          --             172
     Other liabilities                                  122,236         42,844           19,772         578           3,510

(7)  SOURCES OF NET ASSETS --

     As of March 31, 2003, the sources of net assets were as follows:

                                                     BLUE CHIP     OPPORTUNITY       REYNOLDS      GOVERNMENT    MONEY MARKET
                                                        FUND           FUND            FUND        BOND FUND         FUND
                                                    -----------    -----------      -----------    -----------   ------------
     Fund shares issued and outstanding            $209,516,060    $13,742,047      $54,460,891     $3,826,404    $7,193,659
     Net unrealized (depreciation) appreciation
       on investments                               (19,516,727)      (172,937)      (5,872,279)         8,130            --
     Accumulated net realized loss
       on investments                              (107,160,219)      (378,767)     (39,755,191)      (284,553)           --
                                                   ------------    -----------      -----------     ----------    ----------
                                                   $ 82,839,114    $13,190,343      $ 8,833,421     $3,549,981    $7,193,659
                                                   ------------    -----------      -----------     ----------    ----------
                                                   ------------    -----------      -----------     ----------    ----------

(8)  INCOME TAX INFORMATION --

     The following information for the Funds is presented on an income tax basis as of March 31, 2003:

                                                                                      NET UNREALIZED
                                                       GROSS            GROSS         (DEPRECIATION)
                                    COST OF         UNREALIZED        UNREALIZED       APPRECIATION
                                  INVESTMENTS      APPRECIATION      DEPRECIATION     ON INVESTMENTS
                                  -----------      ------------      ------------     --------------
     Blue Chip Fund              $102,318,828      $28,629,662       $48,357,099       $(19,727,437)
     Opportunity Fund              13,320,886        3,597,688         3,950,555           (352,867)
     Reynolds Fund                 18,101,769          905,645         7,431,311         (6,525,666)
     Government Bond Fund           3,615,901            8,130                --              8,130
     Money Market Fund              7,140,184               --                --                 --

     The following information for the Funds is presented on an income tax basis as of September 30, 2002:

                                                                              NET UNREALIZED
                                             GROSS             GROSS          (DEPRECIATION)     DISTRIBUTABLE      DISTRIBUTABLE
                          COST OF         UNREALIZED         UNREALIZED        APPRECIATION         ORDINARY          LONG-TERM
                        INVESTMENTS      APPRECIATION       DEPRECIATION      ON INVESTMENTS         INCOME         CAPITAL GAINS
                        -----------      ------------       ------------      --------------     -------------      -------------
Blue Chip Fund         $120,022,028       $24,551,924       $66,433,984       $(41,882,060)            $0                 $0
Opportunity Fund         13,567,975         3,202,638         3,853,607           (650,969)             0                  0
Reynolds Fund            20,304,312            14,886        11,425,270        (11,410,384)             0                  0
Government Bond Fund      3,709,863            10,867                --             10,867              0                  0
Money Market Fund         9,737,377                --                --                 --              0                  0

     The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

     The tax components of dividends paid during the year ended September 30, 2002, capital loss carryovers (expiring in varying amounts through 2010) as of September 30, 2002, and tax basis post-October losses as of September 30, 2002, which are not recognized for tax purposes until the first day of the following fiscal year are:

                               ORDINARY        LONG-TERM      NET CAPITAL
                                INCOME       CAPITAL GAINS        LOSS         POST-OCTOBER
                            DISTRIBUTIONS    DISTRIBUTIONS     CARRYOVERS         LOSSES
                            -------------    -------------     ----------      ------------
     Blue Chip Fund           $      0          $     0       $91,587,898       $2,177,052
     Opportunity Fund                0           67,556           528,131          290,450
     Reynolds Fund                   0                0        31,295,213        3,338,442
     Government Bond Fund       95,057                0           281,844*<F31>          0
     Money Market Fund         126,868                0                 0                0

     *<F31> The Government Bond Fund has capital loss carryovers of $231,244 which will expire September 30, 2003.

     Since there were no ordinary distributions paid for the year ended September 30, 2002 for the Blue Chip, Opportunity or Reynolds Funds, there are no distributions designated as qualifying for the dividends received deduction for corporate shareholders.

                                 REYNOLDS FUNDS
                            Wood Island, Third Floor
                      80 East Sir Francis Drake Boulevard
                           Larkspur, California 94939
                             www.reynoldsfunds.com

                               BOARD OF DIRECTORS
                                DENNIS N. MOSER
                             FREDERICK L. REYNOLDS
                               ROBERT E. STAUDER

                               INVESTMENT ADVISER
                          REYNOLDS CAPITAL MANAGEMENT
                            Wood Island, Third Floor
                      80 East Sir Francis Drake Boulevard
                           Larkspur, California 94939

                                 ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                           Milwaukee, Wisconsin 53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202
                                 1-800-773-9665
                               OR 1-800-7REYNOLDS
                                 1-414-765-4124

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                           Milwaukee, Wisconsin 53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202